[EXECUTION COPY]

                                 AMENDMENT NO. 4

         AMENDMENT NO. 4 dated as of January [__], 2000 to the Note Purchase Agreement referred to below, between:

         NUCO2 INC., a corporation duly organized and validly existing under the laws of the State of Florida (the "Company");

         each of the Subsidiaries of the Company appearing under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; and, together with the Company, the "Obligors"); and

         each of the Investors appearing under the caption "INVESTORS" on the signature pages hereto (each, an "Investor", and collectively, the "Investors").

         WHEREAS, the Obligors and the Investors are party to a Senior Subordinated Note Purchase Agreement dated as of October 31, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Note Purchase Agreement"), pursuant to which the Company issued (or will issue) its 12% Senior Subordinated Notes in an aggregate principal amount of up to $45,000,000 to the Investors; and

         WHEREAS, the parties to the Note Purchase Agreement wish to amend the Note Purchase Agreement to make certain modifications thereto;

         Accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Note Purchase Agreement are used herein as defined therein.

         Section 2. Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

         A. References in the Note Purchase Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Note Purchase Agreement as amended hereby.

         B. Section 8.09 of the Note Purchase Agreement shall be amended in its entirety to read as follows:

         ................"SECTION 8.09   Financial Covenants.


         (a) Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio to be less than the following respective ratios as at the last day of each fiscal quarter during the following respective periods:

                    Period                                 Ratio

               From April 1, 1999
                through March 31, 2000                  1.25 to 1.00

               From April 1, 2000
                through June 30, 2000                   1.50 to 1.00

               From July 1, 2000
                through September 30, 2000              1.65 to 1.00

               From October 1, 2000
                through December 31, 2000               1.75 to 1.00

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               From January 1, 2001
                through March 31, 2001                  2.00 to 1.00

               From April 1, 2001
                through June 30, 2001                   2.25 to 1.00

               From July 1, 2001
                through September 30, 2001              2.40 to 1.00

               From October 1, 2001
                and at all times thereafter             2.50 to 1.00

         (b) Total Net Funded Debt Coverage Ratio. The Company will not permit the Total Net Funded Debt Coverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                        Period                         Ratio

               From October 1, 1999
                through December 31, 1999           5.50 to 1.00

               From January 1, 2000
                through March 31, 2000              5.00 to 1.00

               From April 1, 2000
                and at all times thereafter         4.50 to 1.00

                  (c) Minimum Net Worth. The Company shall at all times maintain Consolidated Net Worth of not less than the sum of (a) $37,5000,000, (b) plus 50% of the cumulative Consolidated Net Income for each fiscal quarter ending on or after December 31, 1997 (but specifically not including any Consolidated Net Loss for any such fiscal quarter) plus (c) the cumulative net proceeds of all equity offerings (if any) made by the Company for each fiscal quarter ending on or after September 30, 1997."

         Section 3. Representations and Warranties. The Company represents and warrants to the Investors that: (i) the representations and warranties set forth in Article VI of the Note Purchase Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to "this Agreement" (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No. 4 (except that (x) certain of the indebtedness listed in Schedule 6.12 to the Note Purchase Agreement has been paid off by the Company, (y) the number of validly issued and outstanding shares of common stock, par value $0.001 per share, referred to in Section 6.13 of the Note Purchase Agreement is 7,216,997 and (z) the number of outstanding options granted under the Company's stock option plans has changed); and (ii) no Default has occurred and is continuing.

         Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Note Purchase Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions:

                  (a) Amendment No. 4. The execution and delivery of one or more counterparts of this Amendment No. 4 by the Obligors and the Required Investors, and receipt by the Investors of evidence that the lenders party to the Senior Credit Agreement shall have approved this Amendment No. 4.

                  (b) Second Amendment to Senior Credit Agreement. Receipt by the Investors of a copy of the Second Amendment to the Senior Credit Agreement as executed by the parties thereto.

                  (c) Other Documents. Receipt by the Investors of such other documents as any Investor or special New York counsel to the Investors may reasonably request.

         Section 5. Miscellaneous. Except as herein provided, the Note Purchase Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together

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shall  constitute one and the same amendatory  instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

                                           NUCO2 INC.


                                           By: /s/ Joann Sabatino
                                               ---------------------------------
                                               Title:  Chief Financial Officer
                                                       and Treasurer


                                           SUBSIDIARY GUARANTORS

                                           NUCO2 ACQUISITION CORP.


                                           By: /s/ Eric M. Wechsler
                                               ---------------------------------
                                               Title: Vice President


                                           KOCH COMPRESSED GASES, INC.



                                           By: /s/ Eric M. Wechsler
                                               ---------------------------------
                                               Title: Vice President




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                                           INVESTORS


                                           CHASE EQUITY ASSOCIATES, LLC
                                           (f/k/a Chase Equity Associates L.P.)

                                           By Chase Capital Partners,
                                            its Manager


                                           By: /s/ Richard D. Waters
                                               -------------------------
                                               Title: General Partner


                                           DK ACQUISITION PARTNERS, L.P.

                                           By M.H. Davidson & Co.,
                                            its general partner


                                           By_________________________
                                             Title:


                                           EMPIRE  INSURANCE  COMPANY,
                                           as executed on their behalf
                                           by their Investment Manager,
                                           Cohanzick Management, L.L.C.


                                           By_________________________
                                             Title:


                                           ORIX USA CORPORATION


                                           By_________________________
                                             Title:

                               PAINEWEBBER HIGH INCOME FUND,
                               a series of PaineWebber Managed Investments Trust


                               By_________________________
                                 Title:


                               SUNTRUST BANKS, INC.


                               By: /s/ Robert Dudiak
                                   ---------------------
                                   Title: Group Vice President